Exhibit 99.2
EXECUTION COPY
FIRST AMENDMENT TO RECEIVABLES SALE AGREEMENT
THIS FIRST AMENDMENT TO RECEIVABLES SALE AGREEMENT, dated as of April 29, 2010 (this “Amendment”) is entered into by and between AMERISOURCE RECEIVABLES FINANCIAL CORPORATION, a Delaware corporation (in such capacity, the “Buyer”), and AMERISOURCEBERGEN DRUG CORPORATION, a Delaware corporation (in such capacity, the “Originator”).
RECITALS
A. The Buyer and the Originator have entered into that certain Receivables Sale Agreement, dated as of July 10, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”).
B. The parties to the Agreement desire to enter into this Amendment to amend the Agreement.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1. Certain Defined Terms. Capitalized terms used but not defined herein shall have the meanings set forth for such terms in Exhibit I to the Agreement.
2. Amendments to the Agreement. The Agreement is hereby amended as follows:
2.1 Each reference to “Wachovia Bank, N.A.”, “Wachovia” or “Wachovia Bank, National Association” set forth in the Agreement is hereby amended to be a reference to “Bank of America, National Association.
2.2 Section 1.2(c) of the Agreement is hereby amended by deleting the reference to “Exhibit XVI to the Purchase Agreement” therein and substituting a reference to “Exhibit XIII to the Purchase Agreement” therefor.
2.3 The last sentence of Section 2.1(s) of the Agreement is hereby amended and restated in its entirety as follows:
Any excess of the accumulated benefit obligations under one or more Pension Plans (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) over the fair market value of the assets of such Pension Plan or Pension Plans is in an amount that could not reasonably be expected, individually or in the aggregate, to result in a material adverse effect on the business, financial condition, operations or properties of Originator and ERISA Affiliates taken as a whole.

2.4 Section 4.1(e) of the Agreement is hereby amended by deleting the reference to “Exhibit XVI to the Purchase Agreement” therein and substituting a reference to “Exhibit XIII to the Purchase Agreement” therefor.
2.5 The definition of “ERISA Event” set forth in Exhibit I of the Agreement is hereby amended and restated in its entirety as follows:
“ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) a complete or partial withdrawal from a Multiemployer Plan that would result in liability to the Originator or any ERISA Affiliate, or the receipt or delivery by Originator or any ERISA Affiliate of any notice with respect to any Multiemployer Plan concerning the imposition of liability as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA; (c) a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA; (d) the filing pursuant to Section 412(c) of the Internal Revenue Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Pension Plan; (e) the PBGC or a plan administrator shall, or shall indicate its intention in writing to the Buyer, Originator or any ERISA Affiliate to, terminate any Pension Plan or appoint a trustee to administer any Pension Plan; (f) the Originator or any ERISA Affiliate incurs liability under Title IV of ERISA with respect to the termination of any Pension Plan; or (g) a failure by any Pension Plan to satisfy the minimum funding standards (as defined in Section 412 of the Internal Revenue Code or Section 302 of ERISA) applicable to such Pension Plan, in each instance, whether or not waived.
3. Representations and Warranties. Each of the Originator and the Buyer represents and warrants that:
(a) Representations and Warranties. Each representation and warranty made by it in the Agreement, as amended by this Amendment, and in the other Transaction Documents are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties were true as of such earlier date).
(b) Enforceability. The execution and delivery by it of this Amendment, and the performance of its obligations under this Amendment and the Agreement (as amended hereby) are within its corporate powers and have been duly authorized by all necessary corporate action on its part. Each of this Amendment and the Agreement (as amended hereby) is its valid and legally binding obligations, enforceable in accordance with its respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

(c) No Default. After giving effect to all transactions on the date hereof, both immediately before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.
4. Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement to “this Agreement”, “hereof”, “herein”, or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement, as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement (or any related document or agreement) other than as set forth herein.
5. Effectiveness. This Amendment shall become effective on the date hereof (the “Effective Date”) subject to the condition precedent that the Administrator shall have received, on or before the Effective Date, each of the following, each in form and substance satisfactory to the Administrator:
(a) counterparts of this Amendment, duly executed by the parties hereto;
(b) counterparts of that certain Amended and Restated Receivables Purchase Agreement, dated as of the date hereof, duly executed by the parties thereto (including evidence that each of the conditions to effectiveness set forth therein have been satisfied); and
(c) such other documents and instruments as the Administrator may reasonably request.
6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. Counterparts of this Amendment may be delivered by facsimile transmission or other electronic transmission, and such counterparts shall be as effective as if original counterparts had been physically delivered, and thereafter shall be binding on the parties hereto and their respective successors and assigns.
7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY OTHERWISE APPLICABLE PRINCIPLES OF CONFLICTS OF LAW (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
8. Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any other Transaction Document or any provision hereof or thereof.
[signature pages on next page]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

AMERISOURCE RECEIVABLES FINANCIAL CORPORATION, as Buyer
By:	/s/ J.F. Quinn
	Name:	J.F. Quinn
	Title:	Vice President and Corporate Treasurer

AMERISOURCEBERGEN DRUG CORPORATION, as Originator
By:	/s/ J.F. Quinn
	Name:	J.F. Quinn
	Title:	Vice President and Corporate Treasurer

S-1	First Amendment to Receivables Sale Agreement (ARFC)